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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                December 17, 1997
                                -----------------
                Date of Report (date of earliest event reported)


                       INTERSCIENCE COMPUTER CORPORATION
                       ---------------------------------
             (Exact name of registrant as Specified in its Charter)


California                1-12312                     95-3880130
----------                -------                     ----------
(State or other           (Commission File            (IRS Employer
jurisdiction of           Number)                     Identification
Incorporation)                                        Number)


               5236 Colodny Drive, Agoura Hills, California 91301
               --------------------------------------------------
                    (Address of principal executive offices)



                                 (818) 707-2000
                                 --------------
                         (Registrant's telephone number,
                              including area code)


                                                                 Exhibit Index
                                                                 on Page 6
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                                                                    1 of 6 pages


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        The Company sold its Xerox laser printer maintenance business to Anacomp, Inc. (an unrelated public company). The assets sold were maintenance contracts with 34 customers, certain accounts receivable, inventory located at customer sites or with field engineers, and diagnostic equipment used by field engineers. Anacomp, Inc. paid $1,220,000.00 for the above assets plus an earnout after one year based on their gross receipts for 12 months post closing. Anacomp also agreed to assume the Company's obligations under the maintenance contracts. The contracts were sold at a negotiated price. The inventory and diagnostic equipment were sold at approximately book value. The contracts sold were basically one year contracts with either party able to cancel with 30 days notice at any time. The Company determined that it could not continue to profitably operate the Xerox service business and actively sought a buyer. The sale was approved by the U.S. Bankruptcy Court on December 1, 1997. The sale was effective November 1, 1997. The Xerox maintenance business represented approximately 30% of the Company's gross revenue for the year ended September 30, 1997.


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ITEM 3 - BANKRUPTCY OR RECEIVERSHIP

        The Company had filed for protection under Chapter 11 of the U.S. Bankruptcy Code on March 5, 1997. The Company submitted a plan of reorganization and an accompanying disclosure statement on December 2, 1997 to the bankruptcy court. The plan is subject to amendment prior to its confirmation hearing. A hearing on the adequacy of the Company's disclosure statement is presently scheduled for January 7, 1998.


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ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FIANCIAL INFORMATION
         AND EXHIBITS

        (b)     *Unaudited pro forma financial information as follows:

                (i)     Pro forma Balance Sheet as of January 1, 1998.

                (ii) Pro forma Statement of Operations for fiscal year ended September 30, 1997.

        (c) 10.1 Asset Purchase Agreement dated as of November 13, 1997 between Anacomp, Inc. and the Company.


* It is impractical at the present time to provide such documents. These documents will be provided as soon as it becomes practical.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             INTERSCIENCE COMPUTER CORPORATION



                             By_________________________________________________
                                 Frank J. LaChapelle, Chief Executive Officer


Dated:  December 11, 1997


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                                  EXHIBIT INDEX


Exhibit                                                    Page
Number         Description                                Number
------         -----------                                ------

10.1           Asset Purchase Agreement dated
               as of November 13, 1997 between
               Anacomp, Inc. and the Company                7